                           THE GABELLI UTILITIES FUND

                       Statement of Additional Information


                                   May 1, 2000



This Statement of Additional Information (the "SAI"), which is not a prospectus,
describes The Gabelli  Utilities Fund  (the "Fund").   This SAI should be
read in conjunction  with the Fund's  Prospectuses  for Class A Shares,  Class B
Shares,  Class C Shares and Class AAA Shares,   each dated May 1, 2000.
For a free copy of the Prospectuses, please contact the Fund at the address, telephone number or Internet website printed below.

                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone 1-800-GABELLI (1-800-422-3554)
                             HTTP://WWW.GABELLI.COM




TABLE OF CONTENTS



                                                                            PAGE


GENERAL INFORMATION...........................................................2

INVESTMENT STRATEGIES AND RISKS...............................................2
INVESTMENT RESTRICTIONS......................................................10
TRUSTEES AND OFFICERS........................................................11
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................14
INVESTMENT ADVISORY AND OTHER SERVICES.......................................15
DISTRIBUTION PLANS...........................................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................19
REDEMPTION OF SHARES.........................................................21
DETERMINATION OF NET ASSET VALUE.............................................21
DIVIDENDS AND DISTRIBUTIONS .................................................22
TAXES........................................................................22
INVESTMENT PERFORMANCE INFORMATION...........................................25
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES.........................26
FINANCIAL STATEMENTS.........................................................27
APPENDIX A...................................................................28

                               GENERAL INFORMATION


The Fund is a diversified, open-end, management investment company organized under the laws of the state of Delaware on May 18, 1999. The Fund commenced investment operations on August 31, 1999.


                         INVESTMENT STRATEGIES AND RISKS

The Fund's Prospectuses discuss the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.


CONVERTIBLE SECURITIES


The Fund may invest in convertible securities when it appears to Gabelli Funds, LLC, the Fund's Adviser (the "Adviser"), that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, the Adviser places primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. The use of convertible securities will allow the Fund to have greater exposure to the telecommunications companies that have superior growth characteristics than traditional public utility companies. The Fund will normally purchase only investment grade, convertible debt securities having a rating of, or equivalent to, at least "BBB" (which securities may have speculative characteristics) by Standard & Poor's Rating Service ("S&P") or, if unrated, judged by the Adviser to be of comparable quality. However, the Fund may also invest up to 25% of its assets in more speculative convertible debt securities.


Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

In selecting convertible securities for the Fund, the Adviser relies primarily on its own evaluation of the issuer and the potential for capital appreciation through conversion. It does not rely on the rating of the security or sell because of a change in rating absent a change in its own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. The Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser, the risk of default is outweighed by the potential for capital appreciation.

The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of
economic  uncertainty.   Moreover,  adverse  publicity  or  the  perceptions  of
investors over which the Adviser has no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser will attempt to avoid exposing the Fund to such risks, there is no assurance that it will be successful or that a liquid secondary market will continue to be available for the disposition of such securities.

DEBT SECURITIES

The Fund may invest up to 25% of its assets in low rated and unrated corporate debt securities (often referred to as "junk bonds"), although the Fund does not expect to invest more than 10% of its assets in such securities. Corporate debt securities which are either unrated or have a predominantly speculative rating may present opportunities for significant long-term capital appreciation if the ability of the issuer to repay principal and interest when due is underestimated by the market or the rating organizations. Because of its perceived credit weakness, the issuer is generally required to pay a higher interest rate and/or its debt securities may be selling at a significantly lower market price than the debt securities of issuers actually having similar strengths. When the inherent value of such securities is recognized, the market value of such securities may appreciate significantly. The Adviser believes that its research on the credit and balance sheet strength of certain issuers may enable it to select a limited number of corporate debt securities which, in certain markets, will better serve the objective of capital appreciation than alternative investments in common stocks. Of course, there can be no assurance that the Adviser will be successful. In its evaluation, the Adviser will not rely exclusively on ratings and the receipt of income is only an incidental consideration.


The ratings of Moody's Investors Service, Inc. and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A "Description of Corporate Debt Ratings."


As in the case of the convertible debt securities discussed above, low rated and unrated corporate debt securities are generally considered to be more subject to default and therefore significantly more speculative than those having an investment grade rating. They also are more subject to market price volatility based on increased sensitivity to changes in interest rates and economic conditions or the liquidity of their secondary trading market. The Fund does not intend to purchase debt securities for which a liquid trading market does not exist but there can be no assurance that such a market will exist for the sale of such securities.

INVESTMENTS IN WARRANTS AND RIGHTS


The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time.


Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

INVESTMENT IN ILLIQUID SECURITIES


The Fund will not invest, in the aggregate, more than 15% of its net assets in illiquid securities. These securities include securities which are restricted for public sale, securities for which market quotations are not readily available, and repurchase agreements maturing or terminable in more than seven days. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the Securities and Exchange Commission ("SEC"), may be treated as liquid if they satisfy liquidity standards established by the Board of Trustees. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity.


CORPORATE REORGANIZATIONS

In general, securities of companies engaged in reorganization transactions sell at a premium to their historic market price immediately prior to the announcement of the tender offer or reorganization proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamic of the business climate when the offer or proposal is in progress.

In making such investments, the Fund will not violate any of its diversification requirements or investment restrictions (see below, "Investment Restrictions") including the requirements that, except for the investment of up to 25% of its assets in any one company or industry, not more than 5% of its assets may be invested in the securities of any issuer. Since such investments are ordinarily short term in nature, they will tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both the risk involved and the potential of available alternate investments.

WHEN ISSUED, DELAYED DELIVERY SECURITIES & FORWARD COMMITMENTS


The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of securities involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.



Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.


REPURCHASE AGREEMENTS


The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. Government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller which undertakes to repurchase the security at a specified resale price on an agreed future date. The resale price generally exceeds the purchase price by an amount which reflects an agreed-upon market interest rate for the term of the repurchase agreement.


The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller's obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. Except for repurchase agreements for a period of a week or less in respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, not more than 15% of the Fund's total assets may be invested in repurchase agreements. In addition, the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with restricted securities and other securities for which there are no readily available quotations, more than 15% of its total assets would be so invested. These percentage limitations are fundamental and may not be changed without shareholder approval.

BORROWING


The Fund may not borrow money except for (1) short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) borrowings from banks for temporary or emergency purposes, including the meeting of redemption requests, which would otherwise require the untimely disposition of its portfolio securities. Borrowing may not, in the aggregate, exceed 15% of assets after giving effect to the borrowing, and borrowing for purposes other than meeting redemptions may not exceed 5% of the Fund's assets after giving effect to the borrowing. The Fund will not make additional investments when borrowings exceed 5% of assets. The Fund may mortgage, pledge or hypothecate up to 20% of its assets to secure such borrowings.


Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of securities purchased with borrowed funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of securities purchased.


SHORT SALES

The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales. However, short sales "against the box" are not subject to any limitation.

The Fund may make a short sale both to obtain capital appreciation and to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Fund's custodian, State Street Bank and Trust Company ("State Street"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

OPTIONS


The Fund may purchase or sell listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.


A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.


The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.


LOANS OF PORTFOLIO SECURITIES


The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets. The Fund, however, currently intends to limit the value of all loaned securities to no more than 5% of the Fund's total assets.

The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

The Fund has authorized the Adviser to enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that, other than to close an existing position, the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may at some future date authorize the Adviser to enter into options on futures contracts, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

As noted above, the Fund may authorize the Adviser to use such instruments depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

                             INVESTMENT RESTRICTIONS

The Fund's investment objectives and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or the use of assets set forth below is adhered to at the time the transaction is effected, later changes in percentage resulting from changing market values or total assets of the Fund will not be considered a deviation from policy. Under such restrictions, the Fund may not:

        (1)......Purchase  the  securities  of any one  issuer,  other  than the
United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;


        (2)......Invest  more than 25% of the  value of its total  assets in any particular industry other than the utilities industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or its instrumentalities);


        (3)......Make  loans of its assets except for: (a) purchasing private or publicly distributed debt obligations, (b) engaging in repurchase agreements, and (c) lending its portfolio securities consistent with applicable regulatory requirements;


        (4)......Purchase   securities  on  margin,   but  it  may  obtain  such
short-term credits from banks as may be necessary for the clearance of purchase and sales of securities;

        (5)......Issue  senior  securities,  except to the extent  permitted  by applicable law;


        (6)......Borrow  money,  except subject to the restrictions set forth in this SAI
;


        (7)......Mortgage,  pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (6) above, not more than 30% of the assets of the Fund (not including amounts borrowed) may be used as collateral and except for collateral arrangements with respect to options, futures, hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;


        (8)......Engage in the underwriting of securities, except insofar as the
Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

        (9)......Purchase  or sell commodities or commodity contracts except for bona fide hedging, yield enhancement and risk management purposes or invest in any oil, gas or mineral interests;

        (10).....Purchase   real  estate  or  interests   therein,   other  than
mortgage-backed securities and securities of companies that invest in real estate or interests therein; or

         (11).....Invest  for the purpose of exercising  control over management of any company (the Fund does not view efforts to affect management or business decisions of portfolio companies as investing for the purpose of exercising control).

                              TRUSTEES AND OFFICERS


Under Delaware law, the Fund's Board of Trustees is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Trustees and executive officers of the Fund, their ages and their principal occupations during the last five years, and their affiliations, if any with the Adviser, are set forth below. Trustees deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterick. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434.



NAME, AGE AND POSITION(S)
WITH FUND                     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS


Mario J. Gabelli*             Chairman of the Board and Chief Investment Officer
Trustee                       of  Gabelli  Asset  Management  Inc.  and    Chief
Age: 57                       Investment Officer of Gabelli Funds, LLC and GAMCO
                              Investors,  Inc.;  Chairman of the Board and Chief
                              Executive    Officer    of    Lynch    Corporation
                              (diversified  manufacturing  company) and Chairman
                              of the  Board  of  Lynch  Interactive  Corporation
                              (multimedia and services corporation); Director of
                              Spinnaker    Industries,    Inc.    (manufacturing
                              company);  Director or Trustee of 16 other  mutual
                              funds  advised  by  Gabelli  Funds,   LLC  and  it
                              affiliates.



Anthony J. Colavita           President  and  Attorney at Law in the law firm of
Trustee                       Anthony J. Colavita,  P.C.  since  1961;  Director
Age: 64                       or Trustee  of 17 other  mutual  funds  advised by
                              Gabelli Funds, LLC and its affiliates.



Vincent D. Enright            Former Senior Vice President  and Chief  Financial
Trustee                       Officer of Key Span  Energy  Corporation; Director
Age: 56                       or  Trustee of 6 other  mutual  funds  advised  by
                              Gabelli  Funds,  LLC and its affiliates.



Werner J. Roeder,  M.D.       Medical Director, Lawrence Hospital and practicing
Trustee                       private physician; Director or Trustee of 10 other
Age: 59                       mutual  funds advised  by Gabelli  Funds,  LLC and
                              its affiliates.

NAME, AGE AND POSITION(S)
WITH FUND                     PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS


Karl Otto Pohl*+              Member  of   the  Shareholder  Committee  of   Sal
Trustee                       Oppenheim  Jr. &  Cie (private  investment  bank);
Age: 70                       Director   of   Gabelli  Asset  Management   Inc.,
                              (investment management),  Zurich Allied (insurance
                              company),   and  TrizecHahn   Corp.  (real  estate
                              company);   Former   President   of  the  Deutsche
                              Bundesbank   and  Chairman  of  its  Central  Bank
                              Council  from  1980  through  1991;   Director  or
                              Trustee of all other mutual funds advised by Gabelli Funds, LLC and its affiliates.



Bruce N. Alpert               Executive  Vice  President  and  Chief   Operating
Vice President and            Officer   of  Gabelli   Funds,   LLC  since  1988;
Treasurer                     President and Director of Gabelli  Advisers,  Inc.
Age: 48                       and an  officer  of all  mutual  funds  advised by
                              Gabelli Funds, LLC and its affiliates.



James E. McKee                Secretary of Gabelli Funds, LLC; Vice   President,
Secretary                     Secretary and General Counsel of GAMCO Investors,
Age: 36                       Inc. since 1993, and of Gabelli  Asset  Management
                              Inc.  since 1999;  Secretary  of all mutual  funds
                              advised  by  Gabelli   Funds,   LLC  and   Gabelli
                              Advisers, Inc. since August 1995.


-------------------

+        Mr. Pohl is a director of the parent company of the Adviser.


The Fund, its Adviser and principal underwriter have adopted a code of ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its restrictive provisions, to invest in securities, including securities that may be purchased or held by the Fund.


No director, officer or employee of the Adviser or any affiliate of the Adviser receives any compensation from the Fund for serving as an officer or Trustee of the Fund. The Fund pays each of its Trustees who is not a director, officer or employee of the Adviser or any of their affiliates, $3,000 per annum plus $500 per meeting attended in person or by telephone and reimburses each Trustee for related travel and out-of-pocket expenses. The Fund also pays each Trustee serving as a member of the Audit, Proxy or Nominating Committees a fee of $500 per committee meeting if held on a day other than a regularly scheduled board meeting.


The following table sets forth certain information regarding the compensation of the Fund's Trustees. No executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal period ended December 31, 1999.

                               COMPENSATION TABLE


---------------------  ---------------------------  ---------------------------
          (1)                      (2)                        (3)
     NAME OF PERSON      AGGREGATE COMPENSATION        TOTAL COMPENSATION
      AND POSITION            FROM THE FUND           FROM THE FUND AND FUND
                                                     COMPLEX PAID TO TRUSTEES*

---------------------  ---------------------------  ---------------------------

Anthony J. Colavita              $1,750                  $94,875          (18)
Trustee
Vincent D. Enright               $1,750                  $25,500           (7)
Trustee
Karl Otto Pohl                     $ 0                   $ 7,042          (19)
Trustee
Werner J. Roeder                 $1,750                  $34,859          (11)
Trustee

* Represents the total compensation paid to such persons from the Fund's commencement of operations on August 31, 1999 through December 31, 1999. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are part of the same "fund complex" as the Fund because they have common or affiliated investment advisers.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of April 17, 2000, the following persons owned of record or beneficially 5% or more of the Fund's outstanding shares:


NAME AND ADDRESS OF HOLDER OF RECORD  PERCENTAGE OF FUND    NATURE OF OWNERSHIP
------------------------------------  ------------------    -------------------


FRAYDUN ENTERPRISES                   7.52%                 RECORD(A)
3 New York Plaza, 19th Floor
New York, NY 10004-2442

CHARLES SCHWAB & CO., INC.            8.09%                 RECORD(A)
Special Custody Account
FBO Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

NAME AND ADDRESS OF HOLDER OF RECORD  PERCENTAGE OF FUND    NATURE OF OWNERSHIP
------------------------------------  ------------------    -------------------

NATIONAL FINANCIAL SERV. CORP.        5.52%                  RECORD(A)
FBO Customers
Attn: Mutual Funds Dept.
200 Liberty Street, 5th Floor
New York, NY 10281-5500

WEXFORD CLEARING SERVICES CORP. FBO   6.04%                  RECORD(A)
Prudential Securities C/F
Timothy P. O'Brien
IRA Rollover DTD 08/03/99
Scituate, MA 02066

GRAT UA 11/23/99 C/O                   7.36%                 RECORD(A)
Wexford Clearing Services Corp. FBO
Lucille Maslin Janet Cheever
Lucille Maslin Trust
Stephen Katz, CPA
White Plains, NY 10604

(a) Fraydun Enterprises, Charles Schwab, National Financial Service Corp., and Wexford Clearing Services Corp. disclaim beneficial ownership and have not indicated that any account holders own beneficially more than 5% of the shares of the Fund.

As of April 1, 2000, as a group, the Directors and officers of the Fund owned 59,598 or 11.54% of the outstanding shares of the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER


The Adviser is a New York limited liability company which serves as an investment adviser to 13 open-end investment companies, and 4 closed-end investment companies with aggregate assets in excess of $10.6 billion as of December 31, 1999. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his controlling interest of the ultimate parent company of the Adviser. The Adviser has several affiliates that provide investment advisory services: GAMCO Investors, Inc. ("GAMCO"), a wholly-owned subsidiary of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had assets under management of approximately $9.4 billion under its management as of December 31, 1999; Gabelli Advisers, Inc. acts as investment adviser to the Gabelli Westwood Funds with assets under management of approximately $390 million as of December 31, 1999; Gabelli Securities, Inc. acts as investment adviser to certain alternative investments products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $230 million as of December 31, 1999; and Gabelli Fixed Income LLC acts as investment adviser for the five portfolios of The Treasurer's Fund and separate accounts having assets under management of approximately $1.4 billion as of December 31, 1999.


Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differ from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.


Pursuant to an Investment Advisory Contract, which was approved by the Trustees of the Fund at a meeting held on May 19, 1999 (the "Contract"), the Adviser furnishes a continuous investment program for the Fund's portfolio, makes the day-to-day investment decisions for the Fund, arranges the portfolio transactions of the Fund and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Trustees of the Fund.



Under the Contract, the Adviser also (i) provides the Fund with the services of persons competent to perform such supervisory, administrative, and clerical functions as are necessary to provide effective administration of the Fund, including maintaining certain books and records and overseeing the activities of the Fund's Custodian and Transfer Agent; (ii) oversees the performance of administrative and professional services to the Fund by others, including PFPC Inc., the Fund's Sub-Administrator, and State Street, the Fund's Custodian, Transfer Agent and Dividend Disbursing Agent, as well as accounting, auditing and other services performed for the Fund; (iii) provides the Fund with adequate office space and facilities; (iv) prepares, but does not pay for, the periodic updating of the Fund's registration statement, Prospectus and Additional Statement, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, the Fund's tax returns, and reports to the Fund's shareholders and the SEC; (v) calculates the net asset value of shares in the Fund; (vi) prepares, but does not pay for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by Gabelli & Company, Inc. (the "Distributor"), which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; and (vii) prepares notices and agendas for meetings of the Fund's Board of Trustees and minutes of such meetings in all matters required by the Act to be acted upon by the Board.

The Contract provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duty, the Adviser and its employees, officers, directors and controlling persons are not liable to the Fund or any of its investors for any act or omission by the Adviser or for any error of judgment or for losses sustained by the Fund. However, the Contract provides that the Fund is not waiving any rights it may have with respect to any violation of law which cannot be waived. The Contract also provides indemnification for the Adviser and each of these persons for any conduct for which they are not liable to the Fund. The Contract in no way restricts the Adviser from acting as Adviser to others. The Fund has agreed by the terms of the Contract that the word "Gabelli" in its name is derived from the name of the Adviser which in turn is derived from the name of Mario J. Gabelli; that such name is the property of the Adviser for copyright and/or other purposes; and that, therefore, such name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

By its terms, the Contract will remain in effect for a period of two years and thereafter from year to year, provided each such annual continuance is specifically approved by the Fund's Board of Trustees or by a "majority" (as defined in the 1940 Act) vote of its shareholders and, in either case, by a majority vote of the Trustees who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called specifically for the purpose of voting on the Contract. The Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Trustees, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act.


As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets, payable out of the Fund's net assets. For the fiscal period ended December 31, 1999, the Fund incurred $7,382 in investment advisory fees and reimbursed expenses of the Fund in the amount of $63,698 to maintain the annualized total operating expenses of the Fund (excluding brokerage, interest, tax and extraordinary expenses) at 2.00% of the value of the Fund's average daily net assets.

Additionally, the Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses (excluding brokerage, interest, tax and extraordinary expenses) at no more than 2.00% (2.00%, 2.75% and 2.75% in the case of Class A, Class B and Class C Shares, respectively) through December 31, 2000. Effective January 1, 2000, the Fund has agreed during the two-year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted Total Annual Fund Operating Expenses would not exceed 2.00% (2.00%, 2.75% and 2.75% in the case of Class A, Class B and Class C Shares, respectively) on an annualized basis.

SUB-ADMINISTRATOR


The Adviser has entered into a Sub-Administration Agreement (the "Sub-Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Sub-Administrator"), a majority-owned subsidiary of PNC Bank Corp., which is located at 101 Federal Street, Boston, Massachusetts 02110. Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Trustees' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.



For the services it provides, the Adviser pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $10 billion -
 .0275%;  $10  billion to $15 billion - .0125%;  over $15  billion - .0100%.  The
Sub-Administrator's fee is paid by the Adviser and will result in no additional expenses to the Fund.


COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, serves as the Fund's legal counsel.

INDEPENDENT AUDITORS


Ernst & Young LLP, independent auditors, have been selected to audit the Fund's annual financial statements, and is located at 787 Seventh Avenue, New York, New York 10019.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street, 225 Franklin Street, Boston, MA 02110 is the Custodian for the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street located at the BFDS Building, 66 Brooks Drive, Braintree, Massachusetts 02184, performs the services of transfer agent and dividend disbursing agent for the Fund. Neither BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

DISTRIBUTOR


To implement  the Fund's 12b-1 Plans,  the Fund has entered into a  Distribution
Agreement with Gabelli & Company, Inc. (the "Distributor"), a New York corporation which is an indirect majority owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), having principal offices located at One Corporate Center, Rye, New York 10580. The Distributor continuously solicits offers for the purchase of shares of the Fund on a best efforts basis.


                               DISTRIBUTION PLANS


The Fund has adopted a Plan of Distribution (a "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Class AAA, Class A Shares, the Class B Shares and the Class C Shares. Payments may be made by the Fund under each Plan for the purpose of financing any activity primarily intended to result in the sales of shares of the class to which such Plan relates as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and marketing activities of the Distributor and other banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund may finance without a distribution plan, the Fund may also make payments to finance such activity outside of the Plans and not be subject to its limitations. Payments under the Plans are not solely dependent on distribution expenses actually incurred by the Distributor. The Plans compensate the Distributor regardless of expenses. The Plans are intended to benefit the Fund by increasing its assets and thereby reducing the Fund's expense ratio.

Under its terms, each Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Trustees"). No Plan may be amended to increase materially the amount to be spent for services provided by the Distributor thereunder without shareholder approval, and all material amendments of any Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under each Plan, the Distributor will provide the Trustees periodic reports of amounts expanded under such Plan and the purpose for which expenditures were made.


During the fiscal period ended December 31, 1999, the Fund incurred distribution expenses under the Distribution Plan for Class AAA Shares of $82,900. Of this amount, $600 was spent on advertising, $19,600 for printing, postage and stationary, $39,700 for overhead support expenses and $23,000 for salaries of personnel of the Distributor.

As of December 31, 1999, the Fund had not commenced offering Class A, B and C Shares to the public.


No interested person of the Fund or any Independent Trustee of the Fund had a direct or indirect financial interest in the operation of any Plan or related agreements.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Under the Contract, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. The Adviser is permitted to (1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer member of the National Association of Securities Dealers, Inc. and an affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through a brokerage firm and a commission is paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission on principal transactions in over-the-counter securities, but the prices of such securities may usually include undisclosed commissions or markups.

When consistent with the objective of obtaining best execution, Fund brokerage may be directed to brokers or dealers which furnish brokerage or research services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. The commissions charged by a broker furnishing such brokerage or research services may be greater than that which another qualified broker might charge if the Adviser determines, in good faith, that the amount of such greater commission is reasonable in relation to the value of the additional brokerage or research services provided by the executing broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser or its advisory affiliates to the accounts over which they exercise investment discretion. Since it is not feasible to do so, the Adviser need not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determinations.


Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts. The purpose of this sharing of research information is to avoid duplicative charges for research provided by brokers and dealers. Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided. Based on such determinations, the Adviser allocated brokerage commissions of $6,523 on portfolio transactions in the principal amount of $4,651,287 during the fiscal period ended December 31, 1999 to any broker-dealer for research services provided to the Adviser.



The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company when it appears that, as an introducing broker or otherwise, Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. The Adviser may also consider sales of shares of the Fund and any other registered investment company managed by the Adviser and its affiliates by brokers and dealers other than the distributor as a factor in its selection of brokers and dealers to execute portfolio transaction for the Fund. The Fund paid the following brokerage commissions for the fiscal period ended December 31, 1999 as indicated:


                                                Period Ended December 31, 1999

         Total Brokerage Commissions Paid       $8,467

         Commissions paid to Gabelli &          $0
         Company



As required by Rule 17e-1 under the 1940 Act, the Board of Trustees has adopted procedures which provide that commissions paid to Gabelli & Company on stock exchange transactions may not exceed that which would have been charged by another qualified broker or member firm able to effect the same or a comparable transaction at an equally favorable price. Rule 17e-1 and the procedures contain requirements that the Board, including its "independent" Trustees, conduct periodic compliance reviews of such brokerage allocations. The Adviser and the Distributor are also required to furnish reports and maintain records in connection with such reviews.


To obtain the best execution of portfolio transactions on the New York Stock Exchange ("NYSE"), the Distributor controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or through the Designated Order Turnaround System of the NYSE. Such transactions are then cleared, confirmed to the Fund for the account of the Distributor, and settled directly with the Custodian of the Fund by a clearing house member firm which remits the commission less its clearance charges to the Distributor. Pursuant to an agreement with the Fund, the Distributor pays all charges incurred for such services and reports at least quarterly to the Board the amount of such expenses and commissions. The compensation realized by the Distributor for its brokerage services is subject to the approval of the Board, including its "independent" Trustees, who must approve the continuance of the arrangement at least annually. Commissions paid by the Fund pursuant to the arrangement may not exceed the commission level specified by the procedures described above. The distributor may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges which adopt direct order access rules similar to those of the NYSE.

                              REDEMPTION OF SHARES


Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees of the Fund and taken at their value used in determining the Fund's net asset value per share as described under "Computation of Net Asset Value"), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the shareholder has redeemed more than $250,000 over the preceding three months and the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable.



Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and the Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. If the Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make the Fund whole.



                        DETERMINATION OF NET ASSET VALUE



Net asset value ("NAV") is calculated separately for each class of the Fund. The NAV of Class B Shares and Class C Shares of the Fund will generally be lower than the NAV of Class A Shares or Class AAA Shares as a result of the higher distribution-related fee to which Class B Shares and Class C Shares are subject. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.


For purposes of determining the Fund's NAV per share, readily marketable portfolio securities listed on a market subject to governmental regulation on which trades are reported contemporaneously are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the principal market for such security on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on the principal market for such security on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on the principal market for such security on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value.

All other readily marketable securities are valued at the latest average of the bid and asked price obtained from a dealer maintaining an active market in such security.

Debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the latest bid price obtainable from a dealer which maintains an active market in the security until the maturity of the instrument is 60 days or less when it will be valued as if purchased at the valuation established as of the 61st day of its maturity. Listed debt securities which are actively traded on a securities exchange may also be valued at the last sale price in lieu of the quoted bid price of a dealer. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees designed to reflect in good faith the fair value of such securities.


                          DIVIDENDS AND DISTRIBUTIONS



Each dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, unless you have elected otherwise, be paid on the payment date fixed by the Board of Trustees in additional shares of the Fund having an aggregate net asset value as of the ex-dividend date of such dividend or distribution equal to the cash amount of such distribution. An election to receive dividends and distributions in cash or inadditional shares may be changed by notifying the Fund in writing at any time prior to the record date for a particular dividend or distribution. No sales charges or other fees are imposed on shareholders in connection with the reinvestment of dividends and capital gains distribution. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.



                                    TAXATION


GENERAL

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND


The Fund has qualified and intends to remain qualified to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that it controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.


As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

DISTRIBUTIONS


Distributions of investment company taxable income (which includes taxable interest and dividend income and the excess of net short-term capital gains over long-term capital losses) are taxable to U.S. shareholders as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations and to the extent the aggregate amount of such dividends do not exceed the aggregate dividends received by the Fund for the taxable year, may, subject to limitations, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations, however, may reduce the value of the dividends received deduction.


Capital gains may be taxed at different rates depending on how long the Fund held the asset giving rise to such gains. Distributions of the excess of net long-term capital gains over net short-term capital losses realized, if any, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders at the rates applicable to long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions of net capital gains from assets held for one year or less will be taxable to shareholders at rates applicable to ordinary income.

To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

FOREIGN TAXES

The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. The Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations and consequently will not qualify to elect to treat any foreign taxes paid by the Fund as having been paid by the Fund's shareholders.

DISPOSITIONS


Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and for noncorporate shareholders the rate of tax will depend upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.


BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisors regarding federal, state, local and foreign tax considerations.

FUND INVESTMENTS

OPTIONS, FUTURES AND FORWARD CONTRACTS. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized. Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.

                       INVESTMENT PERFORMANCE INFORMATION

The investment performance of the Fund quoted in advertising or sales literature for the sale of its shares will be calculated on a total return basis which assumes the reinvestment of all dividends and distributions. Total return is computed by comparing the value of an assumed investment in Fund shares at the offering price in effect at the beginning of the period shown with the redemption price of the same investment at the end of the period (including share(s) accrued thereon by the reinvestment of dividends and distributions). Performance quotations given as a percentage will be derived by dividing the amount of such total return by the amount of the assumed investment. When the period shown is greater than one year, the result is referred to as cumulative performance or cumulative total return.


Quotations of the Fund's total return will represent the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and are calculated pursuant to the following formula:


                                P (1 + T) n = ERV


(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). Total return figures will reflect the deduction of Fund expenses (net of certain expenses reimbursed by the Adviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed.

Investors are cautioned that past results are not necessarily representative of future results; that investment returns and principal value will fluctuate; that investment performance is primarily a function of portfolio management (which is affected by the economic and market environment as well as the volatility of portfolio investments) and operating expenses; and that performance information, such as that described above, may not provide a valid basis of comparison with other investments and investment companies using a different method of computing performance data.


The Fund's aggregate total return for Class AAA Shares since its inception on August 26, 1999 through December 31, 1999 was
22.25%.



As of December 31, 1999, the Fund had not commenced offering Class A, Class B and Class C Shares to the public.


              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Fund may issue an unlimited number of full and fractional shares of beneficial interest (par value $.001 per share). The Fund's shares have no preemptive or conversion rights.

VOTING RIGHTS

Shareholders are entitled to one vote for each share held (and fractional votes for fractional shares) and may vote on the election of Trustees and on other matters submitted to meetings of shareholders. As a Delaware Business Trust, the Fund is not required, and does not intend, to hold regular annual shareholder meetings but may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. In addition, if the Trustees have not called an annual meeting of shareholders for any year by May 31 of that year, the Trustees will call a meeting of shareholders upon the written request of shareholders holding in excess of 50% of the affected shares for the purpose of removing one or more Trustees or the termination of any investment advisory agreement. The Declaration of Trust provides that the Fund's shareholders have the right, upon the vote of MORE THAN 662/3 of its outstanding shares, to remove a Trustee. Except as may be required by the 1940 Act or any other applicable law, the Trustees may amend the Declaration of Trust in any respect without any vote of shareholders to make any change that does not (i) impair the exemption from personal liability as provided therein or (ii) permit assessments on shareholders. Shareholders have no preemptive or conversion rights except with respect to shares that may be denominated as being convertible or as otherwise provided by the Trustees or applicable law. The Fund may be (i) terminated upon the affirmative vote of a majority of the Trustees or (ii) merged or consolidated with, or sell all or substantially all of its assets to another issuer, if such transaction is approved by the vote of two-thirds of the Trustees without any vote of the shareholders, in each case except as may be required by the 1940 Act or any other applicable law. If not so terminated, the Fund intends to continue indefinitely.

LIABILITIES


The Fund's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Under Delaware law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for a trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations since the Declaration of Trust provides for indemnification and reimbursement of expenses out of the property of the Fund to any shareholder held personally liable for any obligation of the Fund and also provides that the Fund shall, if requested, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment recovered thereon.


                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal period ended December 31, 1999, including the report of Ernst & Young LLP, independent auditors, is incorporated by reference to the Fund's Annual Report. The Fund's Annual Report is available upon request and without charge. Ernst & Young LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

                                   APPENDIX A

                      DESCRIPTION OF CORPORATE DEBT RATINGS

                         MOODY'S INVESTORS SERVICE, INC.

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat large than in Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

1.  An  application  for rating was not  received or  accepted.
2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
3.  There is a lack of essential data pertaining to the issue or issuer.
4. The issue was privately placed, in which case the rating is not published in Moody's Investors Services, Inc.'s publications.

       Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification grom Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range rating; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                        STANDARD & POOR'S RATINGS SERVICE

       AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's Ratings Service, a division of McGraw Hill Companies, Inc. Capacity to pay interest and repay principal is extremely strong.

       AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

       A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

       BB,        B Bonds rated BB, B, CCC, CC and C are  regarded,  on balance,
       CCC,       as  predominantly  speculative with respect to capacity to pay
       CC,C:      interest and repay  principal in accordance  with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

       C1: The rating C1 is reserved for income bonds on which no interest is being paid.


       D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

       Plus (+) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
       or
       Minus(-)

       NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.